EXHIBIT 10.3




                       MOJO HIGHWAY BREWING COMPANY, LLC




                            -----------------------

                              OPERATING AGREEMENT

                            -----------------------










                                 JUNE 19, 1998




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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

RECITALS...................................................................

Section I - Defined Terms..................................................

Section II - Formation and Name; Office; Purpose; Term.....................

               2.1  Organization...........................................
               2.2  Name of the Company....................................
               2.3  Purpose/Business.......................................
                    2.3.1 Purpose..........................................
                    2.3.2 Permitted Business...............................
               2.4  Term...................................................
               2.5  Principal Office.......................................
               2.6  Resident Agent.........................................

Section III - Members; Capital Contribution; Capital Accounts..............
               3.1  Members................................................
               3.2  Additional Members.....................................
               3.3  Initial Capital Contributions..........................
               3.4  Additional Capital Contributions.......................
                    3.4.1  Limited Liability...............................
                    3.4.2  Unpaid Capital Contributions....................
               3.5  No Interest on Capital Contributions...................
               3.6  Return of Capital Contributions........................
               3.7  Form of Return of Capital..............................
               3.8  Capital Accounts.......................................
               3.9  Loans..................................................

Section IV - Members and Interest Holders - Voting, Profit,
             Loss, and Distributions.......................................
               4.1  Percentages of Membership Interests....................
               4.2  Meetings...............................................
                    4.2.1  Annual and Special Meetings.....................
                    4.2.2  Notice..........................................
                    4.2.3  Quorum..........................................
                    4.2.4  Record Date.....................................
                    4.2.5  Voting By Certain Members.......................
                    4.2.6  Conduct of Meetings.............................
                    4.2.7  Presumption of Asset............................
                    4.2.8  Telephone Meetings..............................
               4.3  Voting.................................................

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               4.4  Distributions of Cash Flow.............................
               4.5  Required Distributions to Interest Holders.............
               4.6  Allocation of Profits or Loss..........................
               4.7  Liquidation and Dissolution............................
               4.8  Timing of Distributions................................

Section V - Rights and Duties of, Designation and Election of, Conduct of
            Business by, and Meetings of Managers..........................
               5.1  Management.............................................
                    5.1.1 Tax Matters Partners.............................
               5.2  Member, Tenure and Qualification.......................
                    5.2.1  Managers........................................
                    5.2.2  Term............................................
                    5.3.3  Qualification...................................
               5.3  Selection and Replacement of Managers..................
                    5.3.1  Selection of Managers; Vacancies................
                    5.3.2  Removal.........................................
                    5.3.3  Resignation.....................................
               5.4  General Powers of Managers.............................
                    5.4.1  General Powers..................................
                    5.4.2  Member Authority................................
               5.5  Duties of the Managers.................................
               5.6  Third Party Reliance...................................
               5.7  No Duty to Consult.....................................
               5.8  Director...............................................
               5.9  Rights of Members......................................
               5.10 Reimbursement..........................................
               5.11 Regular Meetings.......................................
               5.12 Special Meetings.......................................
               5.13 Telephonic Meetings Permitted..........................
               5.14 Manager Voting.........................................
               5.15 Actions of Managers and Committees Meetings............
               5.16 Managers' Liability....................................
               5.17 Member Indemnification.................................

Section VI - Transfer of Interests and Withdrawals of Members..............
               6.1  Transfers..............................................
               6.2  Involuntary Withdrawal.................................
               6.3  Voluntary Withdrawal...................................

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Section VII - Dissolution, Liquidation and Termination of the Company......
               7.1  Events of Dissolution..................................
               7.2  Procedure for Winding Up and Dissolution...............
               7.3  Filing of Articles of Cancellation.....................

Section VIII - Fiscal Matters..............................................
               8.1  Fiscal Year............................................
               8.2  Deposits...............................................
               8.3  Checks, Drafts, etc....................................
               8.4  Books and Records......................................

Section IX - General Provisions............................................
               9.1  General................................................
                    9.1.1  Funding Indemnification.........................
               9.2  Limited Power of Attorney..............................
               9.3  Assurances.............................................
               9.4  Notification...........................................
               9.5  Anticipated Transactions...............................
               9.6  Specific Performance...................................
               9.7  Complete Agreement; Amendment..........................
               9.8  Applicable Law.........................................
               9.9  Section Titles.........................................
               9.10 Binding Provisions.....................................
               9.11 Jurisdiction and Venue.................................
               9.12 Terms..................................................
               9.13 Separability of Provisions.............................
               9.14 Counterparts...........................................

SIGNATURES.................................................................

EXHIBIT A - Articles of Organization

EXHIBIT B - Percentage Interest in Mojo Highway Brewing Company, LLC

EXHIBIT C - Member Contributions



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
                        MOJO HIGHWAY BREWING COMPANY, LLC
                               OPERATING AGREEMENT


         The undersigned, as owners of Mojo Highway Brewing Company, LLC (the "Company") do hereby enter into this Operating Agreement effective the ___ day of _______, 1998.

                                    RECITALS

     WHEREAS, the parties hereto desire to establish Mojo Highway Brewing Company, LLC as a Maryland limited liability company; and

     WHEREAS, the parties desire to enter into a limited liability company operating agreement pursuant to the terms of the Maryland Limited Liability Company Act.

     NOW, THEREFORE, for good and valuable consideration, the parties, intending to be legally bound, agree as follows:

                                    Section I
                                  Defined Terms

     The following capitalized terms shall have the meanings specified in this
Section I. Other terms are defined in the text of this Agreement, and, throughout this Agreement, those terms shall have the meanings respectively ascribed to them.

     "Act" means the Maryland Limited Liability Company Act, as amended from time to time.

     "Agreement" means this Operating Agreement, as amended from time to time.

     "Articles of Organization" means the Articles of Organization for Mojo Highway Brewing Company, LLC, a copy of which is attached hereto as Exhibit A.

     "C&L" means C&L Brewing Company, Inc., a Maryland corporation and a founder of the Company.

     "Capital Account" means the account maintained by the Company for each Interest Holder. Such Capital Account shall be maintained throughout the full term of the Company in accordance with applicable Treasury Regulations that must be complied with in order for the allocations of taxable profits and losses provided in this Agreement to have "economic effect" under applicable Treasury regulations.

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Mojo Highway Brewing Company, LLC
Operating Agreement
Page 2



     "Capital Contribution" means the total amount of cash and the fair market value of any other assets contributed (or deemed contributed under Regulation
Section 1.704-1(b)(2)(iv)(d)) to the Company by a Member, net of liabilities assumed or to which the assets are subject.

     "Cash Flow" means all cash funds derived from operations of the Company (including interest received on reserves), without reduction for any non-cash charges, but less cash funds used to pay current operating expenses and to pay or establish reasonable reserves for future expenses, debt payments, capital improvements, and replacements, as determined by the Managers. Cash flow shall be increased by the reduction of any reserve previously established.

     "Certificate of Ownership" means the document delivered to an Interest Holder which set forth the Interest held, subject to the terms of this Operating Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended, or any corresponding provision of any succeeding law.

     "Company" means the limited liability company organized in accordance with this Agreement.

     "Contribution Agreement" means the agreement between an Investor and the Company that sets out an Investor's Capital Contribution.

     "FBC" means Frederick Brewing Co., a Maryland corporation and a founder of the Company.

     "Interest" means a Person's share of the Profits and Losses of, and the right to receive distributions from, the Company.

     "Interest Holder" means any Person who holds an Interest, whether as a Member or as a permitted unadmitted assignee of a Member.

     "Investor(s)" means those Persons who become Members of the Company by virtue of their contribution to the venture.

     "Involuntary Withdrawal" means, with respect to any Member, the occurrence of any events set forth in the Act as set forth in Section 4A-606(3) through
(9).

     "Manager(s)" means those persons designated in Section V of this Agreement.

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Mojo Highway Brewing Company, LLC
Operating Agreement
Page 3


     "Member(s)" means each Person signing this Agreement and any Person who is subsequently admitted as a member of the Company.

     "Membership Rights" means all the rights of a Member in the Company, including a Member's: (i) Interest; (ii) right to inspect the Company's books and records; (iii) right to elect the Company's Managers as provided in this Agreement; and (iv) to the extent authorized by this Agreement, right to vote on matters coming before the Members;

     "Percentage" or Percentage Interest" means, as to a Member, the percentage set forth after the Member's name in Section 4.1 as to the initial Members and Exhibit B, as amended from time to time as to subsequent Members, and as to an Interest Holder who is not a Member, the Percentage of the Member whose Interest has been acquired by such Interest Holder, to the extent the Interest Holder has succeeded to that Member's Interest.

     "Person" means and includes an individual, corporation, partnership, association, limited liability company, trust, estate, or other entity.

     "Profit" and "Loss" means, for each taxable year of the Company (or other period for which Profit or Loss must be computed) the Company's taxable income or loss determined in accordance with Code Section 703(a) and the following:

     (i) all items of income, gain, loss, deduction, or credit required to be stated separately pursuant to Code Section 703(a)(1) shall be included in computing taxable income or loss;

     (ii) any tax-exempt income of the Company, not otherwise taken into account in computing Profit or Loss, shall be included in computing taxable income or loss;

     (iii) any expenditures of the Company described in Code Section 705(a)(2)(B) (or treated as such pursuant to Regulation Section
1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Profit or Loss, shall be subtracted from taxable income or loss;

     (iv) gain or loss resulting from any taxable disposition of Company property shall be computed by reference to the adjusted book value of the property disposed of, notwithstanding the fact that the adjusted book value differs from the adjusted basis of the property for federal income tax purposes; and

     (v) in lieu of the depreciation, amortization or cost recovery deductions allowable in computing taxable income or loss, there shall be taken into account the depreciation computed based upon the adjusted book value of the asset.

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Mojo Highway Brewing Company, LLC
Operating Agreement
Page 4


     "Regulation" means the regulations, including any temporary regulations, from time to time promulgated under the Code.

     "SDAT" means the State Department of Assessments and Taxation of Maryland.

     "Transfer" means, when used as a noun, any voluntary sale, hypothecation, pledge, assignment, attachment, gift or any other transfer, and, when used as a verb, means voluntarily to sell, hypothecate, pledge, assign, gift or otherwise transfer.

     "Treasury" means the U.S. Department of the Treasury.

     "Voluntary Withdrawal" means a Member's disassociation with the Company by means other than a Transfer or an Involuntary Withdrawal.

                                   Section II
                   Formation and Name; Office; Purpose; Term

     2.1 Organization. The parties hereby organize a limited liability company pursuant to the Act and the provisions of this Agreement and, for that purpose, have caused the Articles of Organization to be prepared, executed and filed with SDAT on the ___ day of ______________, 1998.

     2.2 Name of the Company. The name of the Company is Mojo Highway Brewing Company, LLC. The Company may do business under that name and under any other name or names upon which the Members lawfully may agree. If the Company does business under a name other than set forth in the Articles of Organization, then the Company shall file a trade name certificate as may be required by applicable law.

     2.3 Purpose/Business. The purposes for which the Company is formed are:

         2.3.1 Purpose. To create, produce, market and sell alcoholic and non-alcoholic beverages and to conduct business in the State of Maryland for any lawful purpose and at such other places as may be determined by the Managers of this limited liability company, pursuant to the powers granted to limited liability companies pursuant to Section 4A-203 of the Act or any successor provision.

         2.3.2 Permitted Businesses. The business of the Company shall be to exercise all powers necessary to or reasonably connected with the Company's business that may be legally exercised by limited liability companies under the Act and to engage in all activities necessary, customary, convenient, incidental or related to any of the foregoing.

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Operating Agreement
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     2.4 Term. The term of the Company began upon the acceptance of the Articles of Organization by the SDAT and shall continue in existence until December 31, 2023, unless its existence is sooner terminated pursuant to Section VII of this Agreement.

     2.5 Principal Office. The principal office of the Company in the State of Maryland shall be located at 4607 Wedgewood Blvd., Frederick, Maryland 21703. The Company may have such other offices, either within or without the State of Maryland, as the Managers may designate or as the business of the Company may require. The registered office of the Company required by the Act to be maintained in the State of Maryland may be, but need not be, identical with the principal office, and may be changed from time to time by the Managers.

     2.6 Resident Agent. The name and address of the Company's resident agent shall be Frederick Brewing Co., at 4607 Wedgewood Boulevard, Frederick, Mayland 21703, or any successor resident agent and address to which the Managers may agree and notice of which is filed with the SDAT.



                                   Section III
                Members; Capital Contributions; Capital Accounts

     3.1 Members. The initial Members of the Company and their respective business addresses are set forth on Exhibit C hereto.


     3.2 Additional Members. Additional Members of the Company may be admitted from time to time upon such terms and conditions as approved by the Members. No additional Member may be admitted without the prior written consent of FBC and C&L. The business address of each such Additional Member shall be set forth on Exhibit C. The Percentages of Membership Interest of Additional Members shall be as approved by the Members and shall dilute the Percentages of Membership Interests of the other existing Members, pro rata in proportion to their Percentages, except that the Percentage of Membership Interest of FBC shall not be diluted without its prior written consent. Notwithstanding the foregoing, any Investor who purchases an interest in the Company by virtue of his Capital Contribution shall automatically be admitted to the Company upon the delivery of a fully-executed Agreement and payment of the full purchase price therefor and the Company's acceptance of any such Investor's subscription. All Interest Holders shall be entitled to receive a Certificate of Ownership which must be signed by all Managers of the

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Mojo Highway Brewing Company, LLC
Operating Agreement
Page 6



Company and consecutively numbered and recorded in the Certificate Register maintained by the Manager who is the Secretary of the Company.

         3.3 Initial Capital Contributions. Upon the execution of this Agreement, the Members shall contribute to the Company capital in the amounts respectively set forth on Exhibit C.

         3.4 Additional Capital Contributions.

         3.4.1 Limited Liability. Upon the delivery and complete payment of the initial capital contribution by any Member, no Member shall be required to contribute any additional capital to the Company, and no Member shall have any personal liability for any obligation of the Company, and Member's Interests shall be fully paid and non-assessable.

         3.4.2 Unpaid Capital Contribution. If a Member fails to pay when due all or any portion of any Capital Contribution, the Managers shall request the nondefaulting Members to pay the unpaid amount of the defaulting Member's Capital Contribution (the "Unpaid Contribution"). To the extent the Unpaid Contribution is contributed by any other Member, the defaulting Member's Percentage shall be reduced and the Percentage of each Member who makes up the Unpaid Contribution shall be increased, so that each Member's Percentage is equal to a fraction, the numerator of which is that Member's total Capital Contribution and the denominator of which is the total Capital Contributions of all Interest Holders. The Managers shall amend Exhibit B accordingly. This remedy is in addition to any other remedies allowed by law or by this Agreement.

         3.5 No Interest on Capital Contributions. Except as otherwise provided in this Agreement, no Interest Holders shall not be paid interest on their Capital Contributions.

         3.6 Return of Capital Contributions. Except as otherwise provided in this Agreement, no Interest Holder shall have the right to receive the return of any Capital Contributions.

         3.7 Form of Return of Capital. If an Interest Holder is entitled to receive a return of a Capital Contribution, the Company may distribute cash, notes, property, or a combination thereof to the Interest Holder in return of the Capital Contribution at the discretion of the Managers of the Company.

         3.8 Capital Accounts. A separate Capital Account shall be maintained for each Interest Holder. No Member shall make any withdrawals from his Capital Account without prior approval of all of the Managers. If the Capital Account of any Member becomes


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Mojo Highway Brewing Company, LLC
Operating Agreement
Page 7

impaired, his share of subsequent Company Profits shall be first credited to his Capital Account until that account has been restored.

     3.9 Loans. Any Member may, at any time, make or cause a loan or advance to be made to the Company in any amount and on those terms upon which the Company and the Member agree. Loans or advances by any Member to the Company shall not be considered Capital Contributions and shall not increase the Capital Account balance of the lending or advancing Member.

                                   Section IV
    Members and Interest Holders -- Voting, Profit, Loss, and Distributions

     4.1 Percentages of Membership Interests. The initial Membership Interests of the Company's founders shall be as follows:

            Federick Brewing Co.          25%
            C & L Brewing Company, Inc.   75%

     4.2  Meetings.

          4.2.1 Annual and Special Meetings. There shall be an annual meeting of the Members which shall be held at such time and such place as determined by the Managers, commencing with the year 1999 to elect Managers and to transact such business as may come before the meeting. Special meetings of Members, for any purpose or purposes, may be called by the Manager who is the chief executive officer of the Company or by any Member or Members having 20% or greater Membership Interest.

          4.2.2 Notice. Written or telephonic notice stating the place, day and hour of the meeting and, in case of a special meeting, the purposes for which the meeting is called, must be delivered not less than three (3) ddays before the date of the meeting, pursuant to Section 9.4 hereof, by or at the direction of the Manager who is the chief executive officer of the Company are present at any meeting, or if those not present sign in writing a waiver of notice of the meeting are as valid as if a meeting were formally called and notice had been given.


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Mojo Highway Brewing Company, LLC
Operating Agreement
Page 8


          4.2.3 Quorum. At any meeting of the Members, eighty percent (80%) of the Membership Percentage Interests represented in person or by proxy, will constitute a quorum at a meeting of Members. If less than eighty percent (80%) of the Membership Percentage Interests are represented at a meeting, a majority of the Interests so represented may adjourn the meeting from time to time without further notice. At an adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Members to leave less than a quorum.

          4.2.4 Record Date. For the purpose of determining Members entitled to notice of or to vote at any meeting of Members, or any adjournment thereof, or entitled to receive payment of any distribution by the Company or in order to make a determination of Members for any other proper purpose, the Manager who is the chief executive officer of the Company shall fix in advance a record date for any determination of Members, such date to be not more than forty-five (45) days, and in case of a meeting of members, not less than ten (10) days, prior to the date which the particular action requiring such determination of Members is to be taken.

          4.2.5 Voting by Certain Members. Certificates of Ownership standing in the name of a Member that is a corporation, partnership or company may be voted by the officer, partner, agent or proxy as the bylaws, partnership agreement or operating agreement of the entity may prescribe or, in the absence of such provision, as the board of directors, general partners or managers of the entity may determine. Certificates held by a trustee, personal representative, administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of the certificates into his name.

          4.2.6 Conduct of Meetings. The Manager who is the chief executive officer of the Company will preside at meetings of the Members, may move or second any item of business, but may not vote on any matter unless he is also a Member. A written record must be maintained of the meetings of the Members.

          4.2.7 Presumption of Assent. A Member of the Company who is present at a meeting of the Members at which action on any matter is taken will be presumed to have assented to the action taken, unless his dissent is entered in the minutes of the meeting or unless he files his written dissent to the action with the Manager who is the Secretary of the Company before the adjournment of the meeting or forwards his dissent by certified mail to the Secretary of the Company immediately after the adjournment of the meeting. The right to dissent will not apply to a Member who voted in favor of the action.


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Mojo Highway Brewing Company LLC
Operating Agreement
Page 9



          4.2.8 Telephone Meetings. Members of the Company may participate in any meeting of the Members by means of conference telephone or similar communication if all persons participating in the meeting can hear one another for the entire discussion of the matter(s) to be voted on. Participating in a meeting pursuant to this Section 4.2.8 will constitute presence in person at the meeting.

     4.3 Voting. Members shall vote on any matter that may come before the Members, in person or proxy, in proportion to their respective Membership Percentage Interests as set forth in Exhibit B. Decisions concerning the affairs of the Company shall be determined by the affirmative vote of Members holding at least a majority of the Membership Percentage Interests as set forth in Exhibit B, unless otherwise set forth in this Agreement. At all meetings of Members, a Member may vote by proxy executed in writing by the Member or by his duly authorized attorney-in-fact. The proxy must be filed with the Manager who is the Secretary of the Company before or at the time of the meeting. No proxy may be valid after three (3) months from date of execution, unless otherwise provided in the proxy. Actions of Members may be taken without a meeting if 100% of the Membership Percentage Interests consent in writing to such action and such consent is filed with the minutes of the proceeding of the Members.

     4.4 Distributions of Cash Flow. At the end of each taxable year of the Company, the Managers shall determine whether any Cash Flow of the Company will be available for distribution to Members. In such event, the amount of such distribution shall be determined by the Managers, in their discretion, and shall be distributed to all Interest Holders in proportion to their Percentages no later than ninety (90) days after the end of the taxable year.

     4.5 Required Distributions to Interest Holders. To the extent that Cash Flow is available to cover such distributions, there shall be a required distribution to be made by the Company to each of the Interest Holders in an amount equal to the tax liability associated with such Interest Holder's respective shares of income of the Company. For purposes of calculating this distribution an assumed tax rate of forty percent (40%) shall be used in determining the amount of such distribution. Any additional distributions shall be in the sole discretion of the Managers.

     4.6 Allocation of Profits or Loss. All Profits or Loss of the Company shall be shared by each of the Interest Holders according to their respective Percentages of Interest owned.

     4.7 Liquidation and Dissolution. If the Company is dissolved and liquidated for Cause by FBC pursuant to Section 7.1, the assets of the Company shall be distributed to the


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Mojo Highway Brewing Company, LLC
Operating Agreement
Page 10



Interest Holders in accordance with their respective Percentages of Interest owned, after taking into account the allocations of Profit or Loss pursuant to
Section 4.6, if any, and distributions, if any of cash or property, pursuant to
Section 4.4, but only after FBC first receives, in cash or property at the option of FBC, an amount equal to $40,000 with simple interest at the rate of 8% per annum from the date hereof. "Cause" shall be defined, for purposes of this
Section 4.7, as: (i) a change in control of C&L Brewing Company, Inc. ("C&L") as determined by FBC, in good faith; (ii) any material breach of this Operating Agreement by C&L or of any other agreement between C&L and FBC, including, but not limited to, the Contract Brewing Agreement; (iii) any material violation of the law or regulations governing the marketing and sale of alcoholic beverages by C&L in the judgment of FBC; (iv) upon the insolvency of C&L or the assignment by C&L for the benefit of creditors of if C&L files a voluntary bankruptcy petition, or if an involuntary petition in bankruptcy or reorganization is filed against C&L: or (v) if C&L liquidates, dissolves or ceases to do business as a going concern. If the Company is dissolved and liquidated other than for Cause, the assets of the Company shall be distributed to the Interest Holders in accordance with their respective Percentages of Interest owned, after taking into account the allocations of Profit or Loss pursuant to Section 4.6, if any, and distributions, if any, of cash or property, pursuant to Section 4.4. No Interest Holder shall be obligated to restore a negative Capital Account upon liquidation or dissolution.

     4.8 Timing of Distributions. Except as otherwise provided in this Agreement, the timing and amount of all distributions shall be determined by the Managers.


                                   Section V
               Rights and Duties of, Designation and Election of,
                Conduct of Business by, and Meetings of Managers

     5.1 Management. The business and affairs of the Company shall be managed by its Managers. The Managers shall in all cases act collectively as provided in Section 5.14, and not individually. Without limiting the generality of the foregoing, no Manager acting individually shall be the agent of the Company or shall have authority to bind the Company, and no debt shall be contracted or liability incurred by or on behalf of the Company except by the Managers acting pursuant to a majority vote of the Managers or by one of the Managers of the Company acting pursuant to the express authority granted to him by a majority of the Managers. The Managers shall direct, manage, and control the business of the Company to the best of their ability and in accordance with the provisions of this Agreement. Except as otherwise provided in this Agreement or by nonwaivable provisions of applicable law, the Managers acting collectively shall have full and complete authority, power, and discretion to manage and control the business, affairs, and properties of the


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Operating Agreement
Page 11



Company, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company's business.

          5.1.1 Tax Matters Partner. The Managers will designate a Member to act on behalf of the Company as the "tax matters partner" within the meaning of
Section 6231(a)(7) of the Code.  The initial tax matters partner shall be FBC.

     5.2  Number, Tenure and Qualification.

          5.2.1 Managers. The Company shall have two (2) Managers. A Member may be a Manager. The initial Managers and their initial terms are:

            Manager                                Term
            -------                                ----

     Curtis J. Lewis, II          One (1) year or until his successor is elected
                                   and qualified pursuant to Section 5.3 hereof.

     Lee M. Chapman, III          One (1) year or until his successor is elected
                                   and qualified pursuant to Section 5.3 hereof.

Managers shall be selected as provided in Section 5.3. The Members may increase or decrease the number of Managers by vote at any annual meeting or by unanimous written consent. No decrease in the number of Managers shall prejudice the contractual rights of such Manager, if any. Managers may be paid a salary, fringe benefits and expenses as approved by the Members.

          5.2.2 Term. The initial Managers shall serve for terms set forth opposite their names in Section 5.2.1. At each annual meeting of Members, successors to the Manager whose term expires at that meeting shall be selected or elected, as the case may be, as set forth in Section 5.3 to hold office for a term expiring at the annual meeting of Members held in the next year following the year of their election, subject, however, to their prior death, resignation or removal as provided by Section 5.3.

          5.2.3 Qualification. Managers need not be Interest Holders or residents of the State of Maryland.



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Operating Agreement
Page 12


     5.3 Selection and Replacement of Managers.

          5.3.1 Selection of Managers: Vacancies. At each annual meeting, the Members shall elect a Manager to fill the seat of any Manager whose term has expired. An affirmative vote of eighty percent (80%) of the Percentage Interests then held by Members shall be required to elect any Manager. In the event of any vacancies resulting from the increase, removal, resignation or death of a Manager, the remaining Managers shall elect a Manager to replace the Manager who has been removed, resigned or died until the next annual meeting of Members.

          5.3.2 Removal. A Manager may be removed at any time, with or without cause, by an affirmative vote of Members holding eighty percent (80%) or more of the Percentage Interest then held by Members, by means of a writing delivered by the Members to the Managers of the Company and to the other Members in accordance with this Agreement stating, if applicable, the cause for such removal. The removal of any Manager shall take effect upon the receipt of that notice by the Managers of the Company, or at such later time as may be specified in the notice. Except as provided in this Section 5.3.2, the Managers may not be removed, either with or without cause, by the Members or the Managers.

          5.3.3 Resignation. Any Manager of the Company may resign at any time by giving written notice to the other Managers of the Company and to the Members of the Company in accordance with this Agreement. The resignation of any Manager shall take effect upon receipt of that notice by the other Managers of the Company or at such later time as shall be specified in the notice, with the consent of the other Managers of the Company. Unless otherwise specified in the notice, acceptance of the resignation shall not be necessary to make it effective.

     5.4 General Powers of Managers.

          5.4.1 General Powers. Without limiting the generality of Section 5.1 and except for admitting new Members to the Company, entering into contracts (for employment, professional services or other purposes), purchases or expenditures or commitments to purchase goods or services with a total value in excess of $5,000 for each transaction or contract, entering into wholesale distribution arrangements, and the sale, licensing or other transfer of any of the intellectual property or other property, tangible or intangible, used by the Company for any purpose whatsoever, the Managers shall have complete and exclusive control of the management of the Company's business and affairs, and the Members shall have no right to participate in the management or the conduct of the Company's business and affairs, nor any power or authority to act for or on behalf of

Mojo Highway Brewing Company, LLC
Operating Agreement
Page 13


the Company in any respect whatsoever, except as expressly provided in Sections
5.2 and 5.3. Except as otherwise specifically provided in this Agreement, the Managers shall have the right, power and authority on behalf of the Company, and in its name, to exercise all of the rights, powers and authority of the Company under the Act; ans shall have the full and entire right, power, and authority in the management and control of the Company's business to do any and all acts and things necessary, proper, convenient or advisable to effectuate the purposes of the Company, including, but not limited to the following:

     (i) to acquire property from any Person as the Managers may determine. The fact that any Manager, or Member is directly or indirectly affiliated or connected with any such Person shall not prohibit the Managers from dealing with that Person;

     (ii) to borrow money for the Company (in amounts not to exceed $5,000 in the aggregate) from banks, other lending institutions, the Members, or Affiliates of the Members, on such terms as the Managers deem appropriate, and, in connection therewith, to hypothecate, encumber, and grant security interests in the assets of the Company to secure repayment of the borrowed sums. No debt shall be contracted or liability incurred by or on behalf of the Company except by the Managers, or, to the extent permitted under the Act, by agents or employees of the Company expressly authorized by the Managers to contract such debt or incur such liability;

     (iii) to purchase liability and other insurance to protect the Company's property and business;

     (iv) to hold, and own, and Company real and/or personal properties in the name of the Company;

     (v) to invest any Company funds temporarily (by way of example, but not limitation) in time deposits, short term governmental obligations, commercial paper, or other investments;

     (vi) to recommend approval by the Members of any matters that may come before the Company; to name individuals, who may or may not be Members of the Company to serve on advisory Committees with respect to the Company's affairs;

     (vii) to execute on behalf of the Company all instruments and documents, including, without limitation: checks; drafts; notes and other negotiable instruments; mortgages or deeds of trust; security agreements; financing statements; documents providing for the acquisition, mortgage or disposition of the Company's property; assignments; bills of sale; leases; partnership agreements; operating agreements of other limited liability companies;

Mojo Highway Brewing Company, LLC
Operating Agreement
Page 14


and any other instruments or documents necessary, in the opinion of the Managers, to the business the Company;

     (viii) to designate from time to time the Company's independent accountants, and the location of the Company's principal executive office;

     (ix) to employ legal counsel, agents, consultants or other experts to perform services for the Company or to employ any individual to provide services in connection with the Company's affairs including any current Manager or Member and to compensate them from Company funds; and

     (x) to do and perform all other acts as may be necessary or appropriate to the conduct of the Company's business.

          5.4.2 Member Authority. Unless authorized to do so by this Agreement or by the Managers of the Company, no attorney-in-fact, officer, employee, or other agent of the Company shall have any power or authority to bind the Company in any way, to pledge its assets, request credit or to render it liable pecuniarily for any purpose. No Member shall be an agent of or shall have any power or authority to bind the Company unless the Member has been authorized by the Managers to act as an agent of the Company in accordance with the previous sentence.

          5.5 Duties of the Managers. The Managers shall devote such time, effort, and skill to the Company's business affairs as they deem necessary and proper for the Company's welfare and success. The Members expressly recognize that the Managers have other business activities and agree that the Managers and their affiliates, employees, and agents, as the case may be, shall not be bound to devote all of their business time to the affairs of the Company, and the Managers or their affiliates may engage for their own account and for the accounts of others in other businesses or activities.

          5.6 Third Party Reliance. Third parties dealing with the Company shall be entitled to rely conclusively upon the power and authority of the Managers as set forth herein.

          5.7 No Duty to Consult. Except as otherwise provided herein, the Managers shall have no duty or obligation to consult with or seek the advice of the Members. A duty to consult with FBC exists for admitting new Members to the Company, entering into contracts (for employment, professional services or other purposes), borrowing in excess of $5,000, purchases or expenditures or commitments to purchase goods or services with a total value in excess of $5,000 for each transaction or contract, entering into wholesale distribution

Mojo Highway Brewing Company, LLC
Operating Agreement
Page 15

arrangements, and the sale, licensing or other transfer of any of the intellectual property or other property, tangible or intangible, used by the Company for any purpose whatsoever.

          5.8 Director. The Managers shall, in their discretion, have the right and authority to employ on behalf of the Company a full time Director to manage the affairs and day-to-day operations of the Company. In such event, the Director shall accede to such rights, duties and obligations of the Managers under this Agreement to the extent designated by the Managers.

          5.9 Rights of Members. The Members shall not take part in the management of the business nor transact any business for the company in their capacity as Members, nor shall they have power to sign for or to bind the Company. This Section 5.9. supersedes any authority granted to the Members pursuant to Section 4A-401 of the Act. Any Member who takes any action or binds the Company in violation of this Section 5.9 shall be solely responsible for any loss and expense incurred by the Company as a result of the unauthorized action and shall indemnify and hold the Company harmless with respect the loss or expense.

          5.10 Reimbursement. All expenses incurred with respect to the organization, operation, and management of the Company shall be borne by the Company. The Managers shall be entitled to reimbursement from the Company for direct reasonable business expenses incurred in the regular course of business and allocable to the organization, operation, and/or management of the Company.

          5.11 Regular Meetings. Regular meetings of the Managers for the transaction of any business may be held without notice of the time, place or purposes thereof and shall be held at such times and places as may be determined in advance by the Managers.

          5.12 Special Meetings. Special meetings of the Managers may be held at any time and place agreed upon by any two Managers. Reasonable oral (including by telephone) or written notice (including by facsimile transmission) thereof shall be given by the individual or individuals calling the meetings, not later than 24 hours before the special meeting.

          5.13 Telephonic Meetings Permitted. The Managers, or any committee designated by the Managers, may participate in a meeting of the Managers or such committee by means of conference telephone or similar communications equipment by means of which all individuals participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Mojo Highway Brewing Company, LLC
Operating Agreement
Page 16


          5.14 Manager Voting. Except as otherwise set forth herein, all decisions of the Managers shall be made either at a meeting or by a written consent and a majority vote of all the Managers shall constitute and be the act of the Managers.

          5.15. Action of Managers and Committees Meeting. Unless otherwise restricted by this Agreement, any action required or permitted to be taken at any meeting of the Managers or of any committee thereof may be taken without a meeting if the vote of the Managers as provided in Section 5.14, or the members of the committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Managers or the committee.

          5.16 Managers' Liability. The Managers shall not be liable, responsible, or accountable, in damages or otherwise, to any Member or to the Company for any act performed, or failure to act, by the Managers within the scope of the authority conferred on the Managers by this Agreement, except for acts which constitute fraud, gross negligence, breach of a fiduciary duty to the Company or an intentional breach of this Agreement.

          5.17 Member Indemnification. Any Member who shall violate any of the terms, conditions, and provisions of this Agreement shall keep and save harmless the Company and shall also indemnify the other Members from any and all claims, demands and actions of every kind and nature whatsoever which may arise out of or by reason of such violation of any terms and conditions of this Agreement. The Members shall not be liable, responsible, or accountable, in damages or otherwise, to any other Member or to the Company for any authorized act performed by a Member with respect to Company matters.

                                   Section VI
                Transfer of Interests and Withdrawals of Members

          6.1 Transfers. No Member may Transfer all, or any portion of, or any interest or rights in, the Membership Rights owned by the Member, and no Interest Holder may transfer all, or any portion of, or any interest or rights in any Interest, except by will and the laws of descent and distribution, in which case the recipient thereof shall succeed to the Interest and not to the Membership unless such Person is admitted as a Member pursuant to Section 3.2 hereof. Each Member hereby acknowledges the reasonableness of this prohibition in view of the purposes of the Company and the relationship of the Members. The Transfer of any Membership Rights or Interests in violation of the prohibition contained in this Section 6.1 shall be deemed invalid, null and void, and of no force or effect unless, on the approval of the Managers, the Company agrees to recognize such a Transfer and admit the transferee to become a Member.

Mojo Highway Brewing Company, LLC
Operating Agreement
Page 17


         6.2 Involuntary Withdrawal. Immediately upon the occurrence of an Involuntary Withdrawal pursuant to the Act, if the Company is continued as provided in this Agreement, the Person ceasing to be the Member and his successor to the interest shall not be entitled to receive in liquidation of the Interest, pursuant to Section 4A-905(l)(ii) of the Act, the fair market value of the Member's Interest as of the date the Member involuntarily withdrew from the Company.

         6.3 Voluntary Withdrawal. Any Member may withdraw from the Company at any time upon thirty (30) days' prior written notice to the Manager who serves as the Secretary of the Company at the principal executive office of the Company. No voluntary withdrawal shall operate to cause the dissolution of the Company. Members who voluntarily withdraw shall be entitled to receive a return of their Capital Contribution which shall be returned only at the time determined in writing by the Managers of the Company that such return of the Capital Contribution would be in the best interests of the Company. The Capital Contribution of a Member who voluntarily withdraws shall continue to be considered as an equity interest in the Company until such time as the Managers make such determination. No interest shall be paid to a Member who voluntarily withdraws on his Capital Contribution.

                                  Section VII
            Dissolution, Liquidation and Termination of the Company

         7.1 Events of Dissolution. The Company shall be dissolved upon the happening of the following events:

                  (i) when the period fixed for its duration as set forth in
Section 2.4 has expired; or

                  (ii) upon the written consent of the Members holding eighty (80%) or more of the Percentages of Membership Interests then held by Members; or

                  (iii) upon a dissolution by FBC for Cause (as defined in Section 4.7 hereof); or

                  (iv) upon a dissolution by C&L, at the option of C&L, if: (a) there shall be a change in control of FBC as determined by C&L in good faith;
(b) there shall be a material breach of this Operating Agreement by FBC or of any other agreement between C&L and FBC, including, but not limited to, the Contract Brewing Agreement; (c) FBC, for any reason, fails to obtain, fails to retain or loses any license or permit necessary to the performance of its duties under the Contract Brewing Agreement; (d) upon the insolvency

Mojo Highway Brewing Company, LLC
Operating Agreement
Page 18



of FBC or the assignment by FBC for the benefit of creditors or if FBC files a voluntary petition in bankruptcy of if an involuntary petition in bankruptcy or reorganization is filed against FBC; or (e) if FBC liquidates, dissolves or ceases to do business as a going concern.

                  (v) upon the occurrence of an Involuntary Withdrawal, unless twenty five (25%) or more of the Percentages of Membership Interests, within ninety (90) days after the occurrence of the Involuntary Withdrawal, elect to continue the business of the Company pursuant to the terms of this Agreement;

                  (vi) upon the termination of the Contract Brewing Agreement by and between FBC and the Comapny; or

                  (vii) upon the entry of a decree of judicial dissolution under
Section 4A-903 of the Act.

         7.2 Procedure for Winding Up and Dissolution. If the Company is dissolved, the Managers and remaining Members shall wind up its affairs. On winding up of the Company, the assets of the Company shall be distributed in the following order:

                  (i) to pay or provide for the payment of all Company liabilities to creditors, including Members who are creditors; and liquidating expenses and obligations in satisfaction of the liabilities of the Company; and

                  (ii) if the Company is dissolved for Cause by FBC, as set forth in Section 4.7, to make the payment therein specified to FBC; and

                  (iii) if the Company is dissolved for other than Cause, to repay capital owing to Members in proportion to their respective Percentage Interests, after the Percentage Interests are adjusted by adding to the Members' Interests their respective share of the Company's Profits and deducting from the Members' Interests their respective share of the Company's Losses and all distributions previously received by the Members.

         7.3 Filing of Articles of Cancellation. If the Company is dissolved, the Members through the Managers shall promptly file Articles of Cancellation with SDAT. If there are no remaining Members, the Articles shall be filed by the last Person to be a Member; if there are no remaining members, or a Person who last was a Member, the Articles shall be filed by the legal or personal representatives of the Person who last was a Member.

Mojo Highway Brewing Company, LLC
Operating Agreement
Page 19


                                  Section VIII
                                 Fiscal Matters

         8.1 Fiscal Year. The fiscal year of the Company will begin on the first day of January and the end on the last day of December each year unless otherwise determined by resolution of the Members.

         8.2 Deposits. All funds of the Company will be deposited from time to time to the credit of the Company in the banks, trust companies or other depositories as the Managers may select.

         8.3 Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, and all notes or other evidences of indebtedness issued in the name of the company will be signed by the Manager who is the chief executive officer of the Company or by the Manager who is the chief financial officer of the Company.

         8.4 Books and Records. The books and records of the Company must be kept at the principal executive office of the Company or at other places, within or without the State of Maryland, as the Managers from time to time determine and each Member shall have access thereto upon reasonable notice to the Managers. The books shall be kept on a calendar year basis and shall be closed and balanced at the end of each fiscal year. Each of the parties to this Agreement hereby covenants and agrees to cause all known business transactions pertaining to the purpose of the Company to be entered properly and completely into said books. The Company will furnish annual statements prepared on the basis of generally accepted accounting principles to the Members, and prepare tax returns in a timely manner, furnishing copies to all Members at least ten
(10) days before they are filed by the Company.

                                   Section IX
                               General Provisions

         9.1 General Indemnification By Company. The Company may indemnify any person who was or is a party defendant or is threatened to be made a party defendant to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was an Interest Holder of the Company, Manager, employee or agent of the Company, or is or was otherwise serving at the request of the Company, against expenses (including attorney's fees), (which expenses may be advanced to him upon receipt by the Company of a written promise to repay such expenses if it is ultimately

Mojo Highway Brewing Company, LLC
Operating Agreement
Page 20



determined that he is not entitled thereto hereunder), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if the Members determine at a meeting of Members called for such purpose or by unanimous written consent, that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Company, and with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or on a plea of nolo contendere or its equivalent, will not in itself create a presumption that the person did or did not act in good faith and in a manner which he reasonably believed to be in the best interest of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         9.1.1 Funding Indemnification. The Company will fund the indemnification obligations provided by Section 9.1 in the manner and to the extent the Members may from time to time deem proper and may purchase insurance therefor.

         9.2 Limited Power of Attorney. Each Member constitutes and appoints the Managers, acting under this Agreement, as the Member's true and lawful attorney-in-fact ("Attorney-in-Fact"), and in the Member's name, place and stead, to make, execute, sign, acknowledge, and file:

                  (i) one or more Articles of Organization;

                  (ii) any and all other certificates or other instruments required to be filed by the Company under the laws of the State of Maryland or of any other state or jurisdiction, including, without limitation, any certificate or other instruments necessary in order for the Company to continue to qualify as a limited liability company under the laws of the State of Maryland or any other state;

                  (iii) one or more fictitious or trade name certificates; and

                  (iv) all documents which may be required to dissolve and terminate the Company and to cancel its Articles of Organization.

         9.3 Assurances. Each Member shall execute all such certificates and other docuements and shall do all such filing, recording, publishing, and other acts as the Managers and Members deem appropriate to comply with the requirements of laws, rules, and regulations relating to the acquisition, operation, or holding of the property of the Company.

Mojo Highway Brewing Company, LLC
Operating Agreement
Page 21


         9.4 Notifications. Any notice, demand, consent, election, offer, approval, request, or other communication (collectively, a "notice") required or permitted under this Agreement must be in writing and either delivered personally or sent by recognized overnight courier (such as Federal Express) or by certified or registered mail, postage prepaid, return receipt requested. A notice must be addressed to an Interest Holder at the Interest Holder's last known address on the records of the Company. A notice to the Managers or to the Company must be addressed to the Managers at the Company's principal executive office. A notice that is sent by mail or overnight courier is deemed to be given three (3) business days after it is mailed. Any party may designate, by notice to the Company his new address for notices and, thereafter notices are to be directed to that substitute address.

         9.5 Anticipated Transactions. Notwithstanding the duties of undivided loyalty of the Members and Managers to the Company, it is anticipated that the Members and Managers will have other legal and financial relationships. Members and Managers of this Company, along with representatives of other entities, from time to time may participate in the joint development of contracts and transactions designed to be fair and reasonable to each participant and to afford an aggregate benefit to all participants. Therefore, it is anticipated that this Company will desire to participate in these contracts and tranactions and, after ordinary review for reasonableness, that the participation of the Company in these contracts and transactions may be authorized by the Members.

         9.6 Specific Performance. The parties recognize that irreparable injury will result from a breach of any provision of this Agreement and that money damages will be inadequate to fully rememdy the injury. Accordingly, in the event of a breach or threatened breach of one or more of the provisions of this Agreement, any party who may be injured (in addition to any other remedies which may be available to that party) shall be entitled to one or more preliminary or permanent orders (i) restraining and enjoining any act which would constitute a breach or (ii) compelling the performance of any obligation which, if not performed, would constitute a breach.

         9.7 Complete Agreement; Amendment. This Agreement constitutes the complete and exclusive agreement among the Interest Holders with respect to the subject matter herein. It supersedes all prior written and oral statements, including any prior representation, statement, condition, or warranty. Except as expressly provided otherwise herein, this Agreement may not be amended without the written consent of the Managers and by the Members holding eighty percent (80%) or more of the Percentages of Membership Interests.

         9.8 Applicable Law. All questions concerning the construction, validity, and interpretation of this Agreement and the performance of the obligations imposed

Mojo Highway Brewing Company, LLC
Operating Agreement
Page 22


by this Agreement shall be governed by the internal law, not the law of conflicts, of the State of Maryland.

         9.9 Section Titles. The headings herein are inserted as a matter of convenience only, and do not define, limit, or describe the scope of this Agreement or the intent of the provisions hereof.

         9.10 Binding Provisions. This Ageement is binding upon, and inures to the benefit of, the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors, and permitted assigns pursuant to the terms hereof.

         9.11 Jurisdiction and Venue. Any suit involving and dispute or other matter arising under this Agreement may only be brought in the United States District Court for the District of Maryland state court having jurisdiction over the subject matter of the dispute or matter. All Members hereby consent to the exercise of personal jurisdiction by any such court with respect to any such proceeding.

         9.12 Terms. Common nouns and pronouns shall be deemed to refer to the masculine, feminine, neuter, singular and plural, as the identity of the Person may in the context require.

         9.13 Separability of Provisions. Each provision of this Agreement shall be considered separable; and if, for any reason, any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

         9.14 Counterparts. This Agreement may be executed simultaneously in two or more counterparts each of which shall be deemed an original and all of which, when taken together, constitute one and the same document. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

Mojo Highway Brewing Company, LLC
Operating Agreement
Page 23

         IN WITNESS WHEREOF, the Members have hereunto set their hands effective the day and first above written.

                                           FREDERICK BREWING CO.

Witness: /s/ Kimberley D. Chester          By: /s/ Kevin E. Brannon
         ------------------------              ----------------------
                                               Kevin E. Brannon
                                               Chairman

                                           Address: 4607 Wedgewood Blvd.
                                                    Frederick, Maryland 21703

                                           Date: June 16, 1998


                                           C & L BREWING COMPANY, INC.

Witness: /s/ Sue [Illegible]               By: /s/ Lee M. Chapman
         ------------------------              ----------------------
                                               Lee M. Chapman, III
                                               Chairman

                                           Address: 33 Gold Street, #119
                                                    New York, New York, 10038

                                           Date: June 18, 1998

Witness: /s/ [Illegible]                   By: /s/ Curtis J. Lewis
         ------------------------              ----------------------
                                                Curtis J. Lewis, II
                                                President

                                           Address: 33 Gold Street, #119
                                                    New York, New York 10038

                                           Date: June 17, 1998

                                   EXHIBIT A
                            ARTICLES OF ORGANIZATION

                            ARTICLES OF ORGANIZATION

                                       OF

                       MOJO HIGHWAY BREWING COMPANY, LLC



     Pursuant to Section 4A-204 of the Limited Liability Company Act of Maryland, the Member set forth below does hereby file with the Maryland State Department of Assessments and Taxation the following Articles of Organization:

                                       I.

The name of the limited liability company is "Mojo Highway Brewing Company, LLC."

                                      II.

The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Limited Liability Company Act of Maryland other than the business of acting as an insurer.

                                      III.

The principal office of the limited liability company in the State of Maryland is 4607 Wedgewood Blvd., Frederick, Maryland 21703. The name of the corporation's initial registered agent is Frederick Brewing Co., at 4607 Wedgewood Boulevard, Frederick, Maryland 21703.

     IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization this 30 day of June, 1998.


                                      By:    /s/ Kevin E. Brannon
                                         ---------------------------
                                             Frederick Brewing Co.
                                             Member
                                             By Kevin E. Brannon
                                             Chief Executive Officer
                                             Frederick Brewing Co.

                                    EXHIBIT B
                       PERCENTAGE INTEREST IN MOJO HIGHWAY
                              BREWING COMPANY, LLC

                                   EXHIBIT B

                                   PERCENTAGE
                                    INTEREST
                                       IN
                       MOJO HIGHWAY BREWING COMPANY, LLC




                           Member    Non-Member Interest Holder
                           ------    --------------------------    Percentage of
            Name           Yes No         Yes          No             Interest
            ----           ------         ---          --             --------
C&L Brewing Company, Inc.     X                        X                 75%
Frederick Brewing Co.         X                        X                 25%

                                   EXHIBIT C
                              MEMBER CONTRIBUTIONS

                                   EXHIBIT C
                              MEMBER CONTRIBUTIONS


     Member                             Member
      Name                         Business Address
      ----                         ----------------
Frederick Brewing Co.         4607 Wedgewood Blvd.
                              Frederick, Maryland 21703

                              Contributions
                              -------------

                              1. Formulations and specifications for the first Mojo Highway Brewing Company, LLC product;

                              2. Adaptations of the Company logos and designs for use in packaging materials including labels, six-pack carriers, case cartons and, when volume warrants, crown closures;

                              3.   Purchase of first production runs of
                                   packaging materials adequate for the
                                   production of up to 2700 cases (200 barrels) of Company product;

                              4. Brewing, packaging, warehousing and shipping of first two 100-barrel batches of Company product;

                              5. All necessary licenses, permits, approvals and security bonds required by the Bureau of Alcohol, Tobacco and Firearms and the state and local governments of Maryland and the District of Columbia; and

                              6.   FBC's best efforts to obtain wholesale
                                   distribution of the Company's products
                                   through National Distributing Company, Mid-
                                   Atlantic (the Kronheim Companies). If and when the Company's products attain adequate customer acceptance and sales in this initial market territory, FBC will use its best efforts to obtain additional wholesale distribution through FBC's existing wholesaler network.

                                   FBC's contribution would be valued, for
                                   liquidation purposes, at $40,000.

Exhibit C
Page 2

C&L Brewing Company, Inc.     33 Gold Street, #119
                              New York, New York 10038

                              Contributions
                              -------------

                              1. $35,000 in cash for the use of the venture to purchase mutually agreed-upon goods and services necessary for the marketing and sale of the Company's products;

                              2. All trademarks, copyrights, designs, logo-types, business plans, marketing plans, projections, market research and other intellectual property pertaining to the Company's brand and to malt beverage marketing now in the possession of or later developed by C&L, its officers, principals, agents, employees or contractors. C&L shall take all reasonable steps to register and other- wise obtain legal protection of its exclusive rights to use its intellectual property and will grant to the Comapany, on terms acceptable to FBC, an exlcusive license to exercise those rights; and

                              3. A minimum of 30 hours per week of direct sales activity in the Washington/Baltimore market area, to be performed by one or more of C&L's current officers or such other persons as may later be proposed by C&L and approved by FBC. FBC would require that C&L enter into employment contracts with Curtis
                                   J. Lewis, II, Celeste _____________ and Lee
                                   M. Chapman, III which ensures that such
                                   persons would devote all of their work
                                   efforts, outside of specified current
                                   employment, to the management of C&L and the Company and the promotion of the Company and its products and would include a non-competition agreement with respect to the alcoholic beverage industry. The non-competition agreement will be of a form acceptable to the parties and will have a term equal to the life of the Company plus two years.